UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 14, 2015

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard
P.O. Box 391
Covington, Kentucky  41012-0391
Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Ashland Inc. (the “Company”) announced today that its Board of Directors raised the quarterly cash dividend to 39 cents per share, a nearly 15 percent increase from the previous quarterly dividend and equivalent to an annual dividend of $1.56 per share. The dividend is payable June 15, 2015, to shareholders of record at the close of business on May 29, 2015.

The text of the Company’s news release, attached as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
99.1	News Release dated May 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC.
(Registrant)

May 14, 2015	/s/ J. Kevin Willis
J. Kevin Willis
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	News Release dated May 14, 2015.